Loan and Security Agreement and Convertible Notes	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Loan and Security Agreement and Convertible Notes
Loan and Security Agreement and Convertible Notes

Loan and Security Agreement with Hercules Capital, Inc.
On November 23, 2016, the Company and certain of its domestic subsidiaries (together with the Company, the “Borrowers”) entered into a Loan and Security Agreement (the “Hercules Loan Agreement”) with Hercules Capital, Inc. (“Hercules”), as a lender and agent for several banks and other financial institutions or entities from time to time party to the Hercules Loan Agreement for a term loan of up to $75.0 million, subject to funding in multiple tranches (the “Term Loan”). The Term Loan would have matured on December 1, 2020. The proceeds of the Term Loan were used for general corporate purposes and coincided with the repayment of the outstanding debt financing arrangement with Oxford Finance LLC and Silicon Valley Bank.
The first tranche of $50.0 million was funded upon execution of the Hercules Loan Agreement on November 23, 2016. Pursuant to the terms of the third amendment to the Hercules Loan Agreement entered into on March 15, 2017, the Company paid Hercules $1.5 million for a portion of the backend fee. Pursuant to the terms of the fourth amendment to the Hercules Loan Agreement entered into on March 23, 2017 (the “Fourth Amendment”), the Company repaid Hercules, without repayment penalty, $20.0 million of the outstanding principal and unpaid interest accrued thereon on March 23, 2017. The Fourth Amendment also provided for the following: (1) Hercules reduced the minimum amount of unrestricted cash that the Company must maintain under the Hercules Loan Agreement, and (2) the parties agreed to change the date by which the Company must achieve a fundraising milestone.
Pursuant to the terms of the seventh amendment to the Hercules Loan Agreement entered into on November 6, 2017 (the “Seventh Amendment”), (i) the Company repaid Hercules, without repayment penalty, $10.0 million of the outstanding principal and unpaid interest accrued thereon on November 6, 2017, and (ii) Hercules agreed to reduce the minimum amount of unrestricted cash that the Company must maintain under the Hercules Loan Agreement from $20.0 million to $8.0 million.
On December 21, 2017, the Company paid off all obligations owing under, and terminated, the Hercules Loan Agreement. The secured interests under the Hercules Loan Agreement were terminated in connection with the Company’s discharge of indebtedness thereunder.
In connection with the Hercules Loan Agreement, the Company issued Hercules a warrant, dated November 23, 2016 (the “Hercules Warrant”), to purchase up to 460,123 shares of Common Stock, at an initial exercise price of $4.89, subject to adjustment as provided in the Hercules Warrant. The Hercules Warrant is initially exercisable for 306,748 shares of common stock of the Company, and may automatically become exercisable for additional shares of common stock on such dates (if any) based upon the funding amounts of Tranche II or Tranche III of the Term Loan that may be extended to the Borrowers. The Hercules Warrant will terminate, if not earlier exercised, on the earlier of November 23, 2023 and the closing of certain merger or other transactions in which the consideration is cash, stock of a publicly-traded acquirer or a combination thereof.
In connection with the extinguishment of the Hercules Loan Agreement on December 21, 2017, a loss of $4.3 million on the extinguishment of debt was recorded representing the difference between the reacquisition price of debt and the net carrying amount of the loan as of December 21, 2017.
2018 Chinese Yuan (“RMB”) Loan
In March 2018, the Company entered into a term loan in the aggregate principal amount of $1.6 million ("RMB10.0 million") with the Bank of China and the Agricultural Bank of China, which is guaranteed by Levena Suzhou Biopharma, Co. Ltd. This one year bank facility was used for working capital purposes. The proceeds from the loan agreement are reflected as financing activities in the consolidated statements of cash flows for the twelve months ended December 31, 2018. The outstanding balance is repayable from February 2018 to March 2019. The interest rate on this loan is 5%.
2016 Private Investment in Public Entity Financing
On April 3, 2016, the Company entered into a Securities Purchase Agreement (the “ABG Purchase Agreement”) with ABG SRNE Limited and Ally Bridge LB Healthcare Master Fund Limited (collectively, “Ally Bridge”), pursuant to which, among other things, the Company agreed to issue and sell to Ally Bridge and other purchasers that may be designated by Ally Bridge (collectively, the “ABG Purchasers”), in a private placement transaction (the “ABG Private Placement”), up to $50.0 million in shares of the Common Stock and warrants to purchase shares of Common Stock. Upon the closing of the ABG Private Placement, the Company issued to the ABG Purchasers (1) an aggregate of 9,009,005 shares (the “ABG Shares”) of Common Stock, and (2) warrants to purchase an aggregate of 2,702,700 shares of Common Stock (each, an “ABG Warrant”).  Each ABG Warrant had an exercise price of $8.50 per share, was immediately exercisable upon issuance, had a term of three years and was exercisable on a cash or cashless exercise basis.
Under the terms of the ABG Purchase Agreement, the Company was obligated to prepare and file with the SEC, within 30 days of the closing date of the ABG Private Placement, a registration statement to register for resale the ABG Shares and the shares of Common Stock issuable upon exercise of each ABG Warrant (the “ABG Warrant Shares”), and may be required to effect certain registrations to register for resale the ABG Shares and the ABG Warrant Shares in connection with certain “piggy-back” registration rights granted to the ABG Purchasers.
On April 3, 2016, the Company also entered into a Securities Purchase Agreement (collectively, the “Additional Purchase Agreements”) with each of Beijing Shijilongxin Investment Co., Ltd. ( “Beijing Shijilongxin”), FREJOY Investment Management Co., Ltd. (“Frejoy”) and Yuhan Corporation (“Yuhan”), pursuant to which, among other things, the Company agreed to issue and sell, in separate private placement transactions: (1) to Beijing Shijilongxin, 8,108,108 shares of Common Stock, and a warrant to purchase 1,176,471 shares of Common Stock, for an aggregate purchase price of $45.0 million; (2) to Frejoy, 8,108,108 shares of Common Stock, and a warrant to purchase 1,176,471 shares of Common Stock, for an aggregate purchase price of $45.0 million; and (3) to Yuhan, 1,801,802 shares of Common Stock, and a warrant to purchase 235,294 shares of Common Stock, for an aggregate purchase price of $10.0 million. The warrants to be issued pursuant to each of the Additional Purchase Agreements (collectively, the “Additional Warrants” and, together with each ABG Warrant, the “Warrants”) had an exercise price of $8.50 per share, were immediately exercisable upon issuance, had a term of three years and were exercisable on a cash or cashless exercise basis.
Under the terms of the Additional Purchase Agreements, each of Beijing Shijilongxin, Frejoy and Yuhan had the right to demand, at any time beginning six months after the closing of the transactions contemplated by the applicable Additional Purchase Agreement, that the Company prepare and file with the SEC a registration statement to register for resale such investor’s shares of Common Stock purchased pursuant to the applicable Additional Purchase Agreement and the shares of Common Stock issuable upon exercise of such investor’s Additional Warrant. In addition, the Company may be required to effect certain registrations to register for resale such shares in connection with certain “piggy-back” registration rights granted to Beijing Shijilongxin, Frejoy and Yuhan.
On May 2, 2016, the Company closed its private placement of common stock and warrants with Yuhan for gross proceeds of $10.0 million.  Yuhan purchased 1,801,802 shares of common stock at $5.55 per share and a warrant to purchase 235,294 shares of common stock.  The warrant was exercisable for three years at an exercise price of $8.50 per share.
Between May 31, 2016 and June 7, 2016, the Company closed on the remainder of the $150.0 million financing with the ABG Purchasers, Beijing Shijilongxin, and Frejoy. The ABG Purchasers led the financing and, together with Beijing Shijilongxin and Frejoy, collectively purchased 25,225,221 shares of common stock at $5.55 per share, and warrants to purchase 5,055,642 shares of common stock for total cash consideration of $86.5 million and secured promissory notes (the “2016 Notes”) in an aggregate principal amount of $53.5 million.
On December 31, 2016, the Company entered into Warrant and Note Cancellation and Share Forfeiture Agreements (the “Cancellation and Forfeiture Agreements”) with certain investors (the “Investors”) that held an aggregate of 7,838,259 shares of Common Stock and certain of the Warrants granting the right to purchase an aggregate of 1,137,316 shares of Common Stock.  Pursuant to the Cancellation and Forfeiture Agreements, effective December 31, 2016, the Warrants held by the Investors and the 2016 Notes, of which $43.5 million was then outstanding, were cancelled and the shares of Common Stock held by the Investors were forfeited and returned to the Company.
2017 Securities Purchase Agreement in Private Placement
On December 11, 2017, the Company entered into a Securities Purchase Agreement (the “December 2017 Securities Purchase Agreement”) with certain accredited investors (collectively, the “December 2017 Purchasers”). Pursuant to the December 2017 Securities Purchase Agreement, on December 21, 2017, the Company issued and sold to the December 2017 Purchasers, in a private placement transaction, (1) convertible promissory notes in an aggregate principal amount of $50,000,000 (the “December 2017 Notes”), which will accrue simple interest at a rate equal to 5.0% per annum and mature upon the earlier to occur of (a) December 21, 2022, and (b) the date of the closing of a change in control (the “December 2017 Maturity Date”), and (2) warrants (the “December 2017 Warrants”) to purchase an aggregate of 12,121,210 shares of its common stock.
At any time and from time to time before the December 2017 Warrant Maturity Date, each December 2017 Purchaser had the option to convert any portion of the outstanding principal amount of such December 2017 Purchaser’s December 2017 Note that was equal to or greater than the lesser of: (1) $4,000,000, and (2) the then-outstanding principal amount of such December 2017 Purchaser's December 2017 Note into shares of common stock at a price per share of $2.26875, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions. Accrued but unpaid interest on the December 2017 Notes was to be paid in cash semi-annually in arrears on or prior to the 30th day of June and 31st day of December of each calendar year commencing with the year ending December 31, 2018.
Each December 2017 Warrant has an exercise price of $2.61 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, became exercisable on June 20, 2018, has a term of five and a half years and is exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the December 2017 Warrants, in which case the December 2017 Warrants shall also be exercisable on a cashless exercise basis.
The fair value of the Notes was estimated using a valuation model with Level 2 inputs including the stock price volatility, risk-free interest rate, and debt yield. As of December 31, 2017, the estimated fair value of the Notes was approximately $89.5 million, compared to the carrying value of $5.2 million.
On May 17, 2018, the December 2017 Purchasers converted in full the outstanding principal and accrued interest under the December 2017 Notes into 22,038,565 shares of the Company’s common stock, and the Company paid to the December 2017 Purchasers cash in an aggregate amount of $1.0 million in accrued but unpaid interest. The unamortized discount remaining at the date of conversion of $44.3 million was recognized immediately at that date as interest expense.
See Note 3 for discussion of the Company’s policies for accounting for debt with detachable warrants. In connection with the issuance of the December 2017 Notes and December 2017 Warrants, the Company recorded a debt discount of approximately $44.8 million based on an allocation of proceeds to the December 2017 Warrants of approximately $12.7 million and a beneficial conversion feature of approximately $32.1 million, before issuance costs.
Borrowings under the December 2017 Notes consisted of the following (in thousands):

Principal amount	$50,000
Debt discount - warrant	(12,669)
Debt discount - beneficial conversion feature	(32,062)
Capitalized debt issuance costs	(84)
Accretion of debt issuance costs and other	—
Accretion of debt discount	26
Balance at December 31, 2017	$5,211

2018 Securities Purchase Agreement in Private Placement and Amendment to Warrants
On March 26, 2018, the Company entered into a Securities Purchase Agreement (the “March 2018 Securities Purchase Agreement”) with certain accredited investors (the “March 2018 Purchasers”). Pursuant the March 2018 Securities Purchase Agreement, the Company agreed to issue and sell to the March 2018 Purchasers, in a Private Placement (the “March 2018 Private Placement”), (1) convertible promissory notes in an aggregate principal amount of $120,500,000 (the “Notes”), and (2) warrants to purchase 8,591,794 shares of the common stock of the Company (the “Warrants”). On June 13, 2018, the Company entered into an amendment (the “June 2018 Amendment”) to the March 2018 Securities Purchase Agreement. Under the terms of the June 2018 Amendment, the Company and the March 2018 Purchasers agreed that the aggregate principal amount of the Notes was reduced to $37,848,750 and that the aggregate number of shares of Common Stock issuable upon exercise of the Warrants was reduced to 2,698,662, and also agreed to certain other adjustments to the threshold principal amount of the Notes required to remain outstanding in order for certain rights and obligations to apply to the Notes.
On June 13, 2018, pursuant to the March 2018 Securities Purchase Agreement, as amended by the June 2018 Amendment, the Company issued and sold to the March 2018 Purchasers, in the March 2018 Private Placement (1) Notes in an aggregate principal amount of $37,848,750, and (2) Warrants to purchase an aggregate of 2,698,662 shares of Common Stock. The Notes accrue interest at a rate equal to 5.0% per annum and mature upon the earlier to occur of June 13, 2023 and the date of the closing of a change of control (the “Maturity Date”). At any time and from time to time before the Maturity Date, each March 2018 Purchaser shall have the option to convert any portion of the outstanding principal amount of such March 2018 Purchaser’s Note that is equal to or greater than the lesser of: (1) $4,000,000, and (2) the then-outstanding principal amount of such March 2018 Purchaser’s Note into shares of common stock at a price per share of $7.0125, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions. Accrued but unpaid interest on the Notes shall be paid in cash semi-annually in arrears on or prior to the 30th day of June and 31st day of December of each calendar year commencing with December 31, 2018. Each Warrant has an exercise price of $3.28 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, became exercisable on December 11, 2018, has a term of five and a half years from the date of issuance and will be exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the Warrants, in which case the Warrants shall also be exercisable on a cashless exercise basis. See Note 3 for discussion of the Company’s policies for accounting for debt with detachable warrants. In connection with the issuance of the Notes and the Warrants, the Company recorded a debt discount of approximately $21.6 million based on an allocation of proceeds to the Warrants of approximately $9.6 million and a beneficial conversion feature of approximately $12.0 million, before issuance costs. The Company accounts for the debt at amortized cost and amortizes the debt discount to interest expense using the effective interest method over the expected term of the Notes. The fair value of the Notes was estimated using a lattice model with Level 3 inputs including the historical stock price volatility, risk-free interest rate, and debt yield.
On November 7, 2018, the Company entered into an Agreement and Consent (the “Agreement and Consent”) with the March 2018 Purchasers. Pursuant to the Agreement and Consent, in consideration for certain of the March 2018 Purchasers, in their capacity as holders of the Notes, providing a waiver and consent on behalf of all holders of the Notes, pursuant to which the March 2018 Purchasers provided the Company with certain waivers of their rights and certain of the Company’s covenants under the Securities Purchase Agreement, as amended by Amendment No. 1 thereto, with respect to the Loan Agreement (as defined below) and the transactions contemplated thereby, the Company and the March 2018 Purchasers agreed to amend the Warrants to reduce the exercise price per share of its common stock thereunder from $8.77 to $3.28. The amendment of the Warrants resulted in a loss on debt extinguishment of $1.9 million representing the incremental fair value of the modified Warrants along with the difference between the fair value and carrying value of the Notes at the modification date of November 7, 2018.
The Company determined that the amendment of the Warrants resulted in an extinguishment at the modification date. As a result, the Company recorded a loss on debt extinguishment for the difference between the fair value of $23.1 million and the carrying value of $17.0 million, or $6.1 million. The Company recorded the loss as of the date of modification, or November 7, 2018. As of December 31, 2018, the estimated fair value of the Notes was approximately $15.8 million, compared to the carrying value of $23.6 million.
Borrowings under the Notes consisted of the following (in thousands):

Face value of loan	$37,849
Unamortized debt discount	(14,804)
Accretion of debt discount	515
Balance at December 31, 2018	$23,560

Interest expense recognized on the Notes for the year ended December 31, 2018 totaled $1.0 million for the stated interest. Debt discount and debt issuance costs, which are presented as a direct reduction of the Notes in the consolidated balance sheets, are amortized as interest expense using the effective interest method. The amount of debt discount and debt issuance costs included in interest expense for the year ended December 31, 2018 was approximately $0.5 million.

2018 Purchase Agreements and Indenture for Scilex

On September 7, 2018, Scilex entered into Purchase Agreements (the "2018 Purchase Agreements") with certain investors (collectively, the "Scilex Note Purchasers") and the Company. Pursuant to the 2018 Purchase Agreements, on September 7, 2018, Scilex, among other things, issued and sold to the Scilex Note Purchasers senior secured notes due 2026 in an aggregate principal amount of $224,000,000 (the "Scilex Notes") for an aggregate purchase price of $140,000,000 (the "Offering"). In connection with the Offering, Scilex also entered into the Indenture governing the Scilex Notes with the Trustee and Collateral Agent, and the Company. Pursuant to the Indenture, the Company agreed to the Guarantee.

The net proceeds of the Offering were approximately $89.3 million, after deducting the Offering expenses payable by Scilex and funding the Reserve Account and the Collateral Account pursuant to the terms of the Indenture. The net proceeds of the Offering will be used by Scilex to support the commercialization of ZTlido® (lidocaine topical system 1.8%), for working capital and general corporate purposes in respect of the commercialization of ZTlido® (lidocaine topical system 1.8%). Funds in the Reserve Account will be released to Scilex upon receipt by the Trustee of an officer’s certificate under the Indenture from Scilex confirming receipt of the Marketing Approval Letter on or prior to July 1, 2023. Funds in the Collateral Account will be released upon receipt of a written consent authorizing such release from the holders of a majority in principal amount of the Scilex Notes issued, upon the occurrence and during the continuance of an event of default at the direction of the holders of a majority in principal amount of the Scilex Notes issued or upon the repayment in full of all amounts owed under the Scilex Notes.

The holders of the Scilex Notes will be entitled to receive quarterly payments of principal of the Scilex Notes equal to a percentage, in the range of 10% to 20% of the net sales of ZTlido® (lidocaine topical system 1.8%) for the prior fiscal quarter, beginning on February 15, 2019. If Scilex has not received the Marketing Approval Letter by March 31, 2021, the percentage of net sales payable shall be increased to be in the range of 15% to 25%. If actual cumulative net sales of ZTlido® (lidocaine topical system 1.8%) from October 1, 2022 through September 30, 2023 are less than 60% of a predetermined target sales threshold for such period, then Scilex will be obligated to pay an additional installment of principal of the Scilex Notes each quarter in an amount equal to an amount to be determined by reference to the amount of such deficiency.

The aggregate principal amount due under the Scilex Notes shall be increased by $28,000,000 on February 15, 2022 if actual cumulative net sales of ZTlido® (lidocaine topical system 1.8%) from the issue date of the Scilex Notes through December 31, 2021 do not equal or exceed 95% of a predetermined target sales threshold for such period. If actual cumulative net sales of ZTlido® (lidocaine topical system 1.8%) for the period from October 1, 2022 through September 30, 2023 do not equal or exceed 80% of a predetermined target sales threshold for such period, the aggregate principal amount shall also be increased on November 15, 2023 by an amount equal to an amount to be determined by reference to the amount of such deficiency.

The final maturity date of the Scilex Notes will be August 15, 2026. The Scilex Notes may be redeemed in whole at any time upon 30 days’ written notice at Scilex’s option prior to August 15, 2026 at a redemption price equal to 100% of the then-outstanding principal amount of the Scilex Notes. In addition, upon a change of control of Scilex (as defined in the Indenture), each holder of a Scilex Note shall have the right to require Scilex to repurchase all or any part of such holder’s Scilex Note at a repurchase price in cash equal to 101% of the then-outstanding principal amount thereof.

The 2018 Purchase Agreements include the terms and conditions of the offer and sale of the Scilex Notes, representations and warranties of the parties, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Indenture governing the Scilex Notes contains customary events of default with respect to the Scilex Notes (including a failure to make any payment of principal on the Scilex Notes when due and payable), and, upon certain events of default occurring and continuing, the Trustee by notice to Scilex, or the holders of at least 25% in principal amount of the outstanding Scilex Notes by notice to Scilex and the Trustee, may (subject to the provisions of the Indenture) declare 100% of the then-outstanding principal amount of the Scilex Notes to be due and payable. Upon such a declaration of acceleration, such principal will be due and payable immediately. In the case of certain events, including bankruptcy, insolvency or reorganization involving the Company or Scilex, the Scilex Notes will automatically become due and payable.

Pursuant to the Indenture, the Company and Scilex must also comply with certain covenants with respect to the commercialization of ZTlido® (lidocaine topical system 1.8%), as well as customary additional affirmative covenants, such as furnishing financial statements to the holders of the Scilex Notes, minimum cash requirements and net sales reports; and negative covenants, including limitations on the following: the incurrence of debt; the payment of dividends, the repurchase of shares and under certain conditions making certain other restricted payments; the prepayment, redemption or repurchase of subordinated debt; a merger, amalgamation or consolidation involving Scilex; engaging in certain transactions with affiliates; and the making of investments other than those permitted by the Indenture.

The Scilex Notes and related Guarantee have not been, and will not be, registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. The holders of the Scilex Notes do not have any registration rights.
Pursuant to a Collateral Agreement by and among Scilex, the Trustee and the Collateral Agent (the “Collateral Agreement”), the Scilex Notes will be secured by ZTlido® (lidocaine topical system 1.8%) and all of the existing and future property and assets of Scilex necessary for, or otherwise relevant to, now or in the future, the manufacture and sale of ZTlido® (lidocaine topical system 1.8%), on a worldwide basis (exclusive of Japan), including, but not limited to, the intellectual property related to ZTlido® (lidocaine topical system 1.8%), the marketing or similar regulatory approvals related to ZTlido® (lidocaine topical system 1.8%), any licenses, agreements and other contracts related to ZTlido® (lidocaine topical system 1.8%), and the current assets related to ZTlido® (lidocaine topical system 1.8%) such as inventory, accounts receivable and cash and any and all future iterations, improvements or modifications of such product made, developed or licensed (or sub-licensed) by Scilex or any of its affiliates or licensees (or sub-licensees) (including ZTlido® (lidocaine topical system 5.4%)).

Pursuant to the terms of the Indenture, the Company issued an irrevocable standby letter of credit to Scilex (the “Letter of Credit”), which provides that, in the event that (1) Scilex does not hold at least $35,000,000 in unrestricted cash as of the end of any calendar month during the term of the Scilex Notes, (2) actual cumulative net sales of ZTlido® (lidocaine topical system 1.8%) from the issue date of the Scilex Notes through December 31, 2021 are less than a specified sales threshold for such period, or (3) actual cumulative net sales of ZTlido® (lidocaine topical system 1.8%) for any calendar year during the term of the Scilex Notes, beginning with the 2022 calendar year, are less than a specified sales threshold for such calendar year, Scilex, as beneficiary of the Letter of Credit, will draw, and the Company will pay to Scilex, $35,000,000 in a single lump-sum amount as a subordinated loan. The Letter of Credit will terminate upon the earliest to occur of: (a) the repayment of the Scilex Notes in full, (b) the actual net sales of ZTlido® (lidocaine topical system 1.8%) for any calendar year during the term of the Scilex Notes exceeding a certain threshold, (c) the consummation of an initial public offering on a major international stock exchange by Scilex that satisfies certain valuation thresholds, and (d) the replacement of the Letter of Credit with another letter of credit in form and substance, including as to the identity and creditworthiness of issuer, reasonably acceptable to the holders of at least 80% in principal amount of outstanding Scilex Notes. The Company performed a level 3 based assessment for certain of these contingent features related to the Letter of Credit, which, included significant judgment and assumptions related to the likelihood of the aforementioned terms being achieved. Based on its assessment, it was concluded that the estimated fair value of these embedded features were not material as of December 31, 2018. As of December 31, 2018, the estimated fair value of the Notes was approximately $122.8 million compared to the carrying value of $141.1 million. The Company uses the discounted cash flow method under the income approach, which involves significant level 3 inputs and assumptions, combined with a Monte Carlo simulation, as appropriate. The value of the debt instrument is based on the present value of future interest and principal payments, discounted a rate of return reflective the Company's credit risk.

Borrowings of the Notes consisted of the following (in thousands):

Face value of loan	$224,000
Unamortized debt discount	(84,000)
Capitalized debt issuance costs	(5,748)
Accretion of debt discount	6,376
Accretion of debt issuance cost	435
Balance at December 31, 2018	$141,063

Future minimum payments under the Notes, based on a percentage of projected net sales of ZTlido® (lidocaine topical system 1.8%) are as follows (in thousands):

Year Ending December 31,
2019	$8,696
2020	30,010
2021	52,474
2022	99,153
2023	33,667
Total future minimum payments	224,000
Unamortized debt discount	(77,624)
Unamortized capitalized debt issuance costs	(5,313)
Total minimum payment	141,063
Current portion	(8,696)
Long-term portion of Scilex Notes	$132,367

Debt discount and debt issuance costs, which are presented as a direct reduction of the Scilex Notes in the consolidated balance sheets, are amortized as interest expense using the effective interest method. As principal repayments on the Scilex Notes are based on a percentage of net sales of ZTlido® (lidocaine topical system 1.8% and lidocaine topical system 5.4%, if a Marketing Approval Letter is received), the Company has elected to account for changes in estimated cash flows from future net sales prospectively. Specifically, a new effective interest rate will be determined based on revised estimates of remaining cash flows and changes in expected cash flows will be recognized prospectively. The amount of debt discount and debt issuance costs included in interest expense for the fiscal year ended December 31, 2018 was approximately $6.8 million.

The Company identified a number of embedded derivatives that require bifurcation from the Scilex Notes and separate accounting as a single compound derivative. However, as the current fair value attributed to the bifurcated compound derivative is immaterial, The Company has not recorded this derivative within its consolidated financial statements. The Company re-evaluates this assessment each reporting period.

2018 Oaktree Term Loan Agreement

On November 7, 2018, the Company and certain of its domestic subsidiaries (the “Guarantors”) entered into a Term Loan Agreement (the “Loan Agreement”) with certain funds and accounts managed by Oaktree Capital Management, L.P. (collectively, the “Lenders”) and Oaktree Fund Administration, LLC, as administrative and collateral agent, for an initial term loan of $100.0 million (the “Initial Loan”) and a second tranche of $50.0 million, subject to the achievement of certain commercial and financial milestones between August 7, 2019 and November 7, 2019, and the satisfaction of certain customary conditions (the “Conditional Loan”). The Initial Loan matures on November 7, 2023 (the “Maturity Date”) and bears interest at a rate equal to the London Interbank Offered Rate ("LIBOR") plus the applicable margin, or 7%. The Initial Loan was funded on November 7, 2018. The net proceeds of the Initial Loan were approximately $91.3 million, after deducting estimated loan costs, commissions, fees and expenses, and will be used for general corporate purposes. In connection with the Loan Agreement, on November 7, 2018, the Company issued to the Lenders warrants to purchase 6,288,985 shares of the Company’s common stock (the “Initial Warrants”). The Initial Warrants have an exercise price per share of $3.28, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, will be exercisable from May 7, 2019 through May 7, 2029 and will be exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the Initial Warrants (the “Initial Warrant Shares”), in which case the Initial Warrants shall also be exercisable on a cashless exercise basis. In connection with the Loan Agreement, on November 7, 2018, the Company and the Lenders entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company agreed to file one or more registration statements with the Securities and Exchange Commission (the “SEC”) for the purpose of registering for resale the Initial Warrant Shares and the shares of common stock issuable upon exercise of warrants that may be issued in connection with the Conditional Loan (the “Conditional Warrants”). Under the Registration Rights Agreement, the Company agreed to file a registration statement with the SEC registering all of the Initial Warrant Shares and the shares of common stock issuable upon exercise of the Conditional Warrants for resale by no later than the 45th day following the issuance of the Initial Warrants and the Conditional Warrants, respectively.

As of December 31, 2018, the estimated fair value of the Initial Loan was approximately $64.0 million compared to the carrying value of $67.2 million.

Borrowings under the Initial Loan consisted of the following (in thousands):

Face value of loan	$100,000
Debt discount - warrant	(26,659)
Capitalized debt issuance costs	(6,658)
Accretion of debt discount and issuance costs	526
Balance at December 31, 2018	$67,209

Interest expense recognized on the Initial Loan for the year ended December 31, 2018 totaled $1.4 million for the stated interest. Debt discount and debt issuance costs, which are presented as a direct reduction of the Loan Agreement in the consolidated balance sheets, are amortized as interest expense using the effective interest method. The amount of debt discount and debt issuance costs included in interest expense for the year ended December 31, 2018 was approximately $0.5 million.

The Company performed a level 3 based assessment and identified a number of embedded derivatives that require bifurcation from the Initial Loan and separate accounting as a single compound derivative. Certain of these embedded features include default interest due to non-credit-related events of default, mandatory prepayment upon a change of control, mandatory prepayment upon an asset disposition, mandatory prepayment upon non-permitted debt issuance, indemnified taxes, increased costs upon a change in law and automatic acceleration upon a non-bankruptcy event of default. As the current fair value attributed to the bifurcated compound derivative is immaterial, the Company has not recorded this derivative within its consolidated financial statements. The Company will re-evaluate this assessment each reporting period.

2018 Short-term Bridge Loan

On September 10, 2018, the Company entered into a Short-term Bridge Loan Agreement ("Bridge Loan) in which the Company received proceeds of approximately $19.6 million, net of approximately $0.3 million of commitment fees to facilitate the timing of a cash payment. Interest on the Bridge Loan was 8.5 percent annually and the maturity date is November 12, 2018. The Bridge Loan was paid in full as of December 31, 2018.